Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - In re: DENDREON CORPORATION, et al., Debtors.1 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - x:::::::: x Chapter 11 Case No. 14-12515 (PJW) Jointly Administered NOTICE OF FILING OF INITIAL MONTHLY OPERATING REPORT PLEASE TAKE NOTICE that on November 25, 2014, the above-captioned debtors and debtors in possession (collectively, the eDebtorsf& RUWQP _TQ >YU_UMW D[Q]M_UYS FQ[Z]_’ a copy of which is attached hereto as Exhibit A. Dated: Wilmington, Delaware November 25, 2014 SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP /s/ Sarah E. Pierce AnthonyW. Clark (I.D. No. 2051) Sarah E. Pierce (I.D. No. 4648) One Rodney Square P.O. Box 636 Wilmington, Delaware 19899-0636 Telephone: (302) 651-3000 Fax: (302) 651-3001 - and - 1 The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtorsg corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101. Docket No. 116 Date Filed: 11/25/14

Kenneth S. Ziman

Raquelle L. Kaye

Four Times Square

New York, New York 10036-6522

Telephone: (212) 735-3000

Fax: (212) 735-2000

- and -

Felicia Gerber Perlman

155 N. Wacker Drive

Chicago, Illinois 60606-1720

Telephone: (312) 407-0700

Fax: (312) 407-0411

Proposed Counsel for Debtors and Debtors in Possession

EXHIBIT A

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: DENDREON CORPORATION, et al.,
Debtors.

Case No. 14-12515 (PJW)

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

Document REQUIRED DOCUMENTS	Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	**Exhibit A**	13-week cashflow
Certificates of Insurance:		
Workers Compensation	**Exhibit B**	Certificates of Insurance
Property		
General Liability		
Vehicle		
Other:		
Identify areas of self-insurance w/liability caps		
Evidence of Debtor in Possession Bank Accounts		
Tax Escrow Account	**Exhibit C**	Interim Cash Management Order
General Operating Account		
Money Market Account pursuant to Local Rule 4001-3. Refer to		
http://www.deb.uscourts.gov/		
Other:		
Retainers Paid (Form IR-2)	**Exhibit D**	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor — Date

Signature of Joint Debtor — Date

Signature of Authorized Individual* — November 25, 2014 Date

Gregory Cox
Printed Name of Authorized Individual

VP, Interim CFO and Treasurer
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

EFOESFPO DPSQ. Dbti Gmpx Gpsfdbtu Xffl Foejoh 11/7/2014 (Epmmbst jo Uipvtboet) Qspkfdufe Xffl; 1 2 3 4 5 6 7 8 9 10 11 12 13 13-Xffl Foejoh Ebuf; 11/14/14 11/21/14 11/28/14 12/5/14 12/12/14 12/19/14 12/26/14 1/2/15 1/9/15 1/16/15 1/23/15 1/30/15 2/6/15 Upubm Cfhjoojoh Cppl Dbti Cbmbodf $ 92,248 $ 96,296 $ 95,660 $ 92,765 $ 96,658 $ 97,280 $ 98,064 $ 95,659 $ 98,982 $ 98,512 $ 101,699 $ 98,424 $ 99,679 $ 92,248 SFDFJQUT Pqfsbujoh $ 5,368 $ 3,594 $ 4,409 $ 5,368 $ 5,481 $ 4,997 $ 4,405 $ 4,248 $ 6,028 $ 6,028 $ 5,124 $ 3,005 $ 3,901 $ 61,956 Puifs - - - 140 - - - 140 - - - 3,000 140 3,419 UPUBM SFDFJQUT $ 5,368 $ 3,594 $ 4,409 $ 5,508 $ 5,481 $ 4,997 $ 4,405 $ 4,387 $ 6,028 $ 6,028 $ 5,124 $ 6,005 $ 4,040 $ 65,375 EJTCVSTFNFOUT V.T. Pqfsbujpot Qbzspmm $ - $ - $ (2,973) $ - $ (2,946) $ - $ (3,096) $ - $ (3,162) $ - $ (3,162) $ - $ (3,149) $ (18,487) Pddvqbodz (133) (1,236) (2) (40) (133) (1,236) (2) - (40) (133) (1,236) (2) (40) (4,231) Puifs Pqfsbujoh (923) (2,829) (4,065) (820) (1,251) (2,812) (3,547) (898) (896) (2,177) (3,834) (4,583) (805) (29,441) Tvcupubm $ (1,056) $ (4,065) $ (7,040) $ (860) $ (4,330) $ (4,047) $ (6,644) $ (898) $ (4,098) $ (2,310) $ (8,232) $ (4,584) $ (3,994) $ (52,159) F.V. Pqfsbujpot $ (264) $ (165) $ (165) $ (166) $ (529) $ (166) $ (166) $ (166) $ (166) $ (531) $ (166) $ (166) $ (166) $ (2,985) Sftusvduvsjoh & Puifs $ - $ - $ (100) $ (589) $ - $ - $ - $ - $ (2,233) $ - $ - $ - $ (302) $ (3,223) UPUBM EJTCVSTFNFOUT $ (1,321) $ (4,230) $ (7,305) $ (1,615) $ (4,858) $ (4,214) $ (6,810) $ (1,064) $ (6,497) $ (2,842) $ (8,398) $ (4,751) $ (4,462) $ (58,367) OFU DBTI GMPX $ 4,047 $ (635) $ (2,896) $ 3,893 $ 623 $ 784 $ (2,405) $ 3,323 $ (469) $ 3,186 $ (3,275) $ 1,255 $ (422) $ 7,008 Foejoh Cppl Dbti Cbmbodf $ 96,296 $ 95,660 $ 92,765 $ 96,658 $ 97,280 $ 98,064 $ 95,659 $ 98,982 $ 98,512 $ 101,699 $ 98,424 $ 99,679 $ 99,257 $ 99,257

EXHIBIT B

ACORD®

CERTIFICATE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

If this certificate is being prepared for a party who has an insurable interest in the property, do not use this form. Use ACORD 27 or ACORD 28.

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
199 Fremont Street
Suite 1500
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122
FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:
PRODUCER CUSTOMER ID #: 570000055089

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Affiliated FM Insurance Co.	10014
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

INSURED
Dendreon Corporation
1301 2nd Avenue
Seattle WA 98101 USA

COVERAGES CERTIFICATE NUMBER: 570054499609 REVISION NUMBER:

LOCATION OF PREMISES/ DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

RE: 1301 2nd Ave. in Seattle.

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE		POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)		COVERED PROPERTY	LIMITS
A	X PROPERTY		SF593	06/27/2014	06/27/2015		BUILDING	
	CAUSES OF LOSS	DEDUCTIBLES					PERSONAL PROPERTY	
	BASIC	BUILDING					BUSINESS INCOME w/o Extra Expense	
	BROAD						EXTRA EXPENSE	
	SPECIAL	CONTENTS					RENTAL VALUE	
	EARTHQUAKE						BLANKET BUILDING	
	WIND						BLANKET PERS PROP	
	X FLOOD	$100,000					BLANKET BLDG & PP	
	X ALL RISK-Subject to Exclusions					X	Loss Limit	$350,000,000
	X Earth Movement	$100,000				X	Earth Movement - Agg	Included
	INLAND MARINE		TYPE OF POLICY					
	CAUSES OF LOSS		POLICY NUMBER					
	NAMED PERILS							
	CRIME							
	TYPE OF POLICY							
	BOILER & MACHINERY / EQUIPMENT BREAKDOWN							

SPECIAL CONDITIONS / OTHER COVERAGES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Dendreon property policy includes coverage for property in the course of construction (Builders Risk) up to the full policy limit for PD and $100,000 for soft costs.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Insurance Services West, Inc.

Holder Identifier :

CERTIFICATE NUMBER: 570054499609

© 1995-2009 ACORD CORPORATION. All rights reserved.

ACORD 24 (2009/09)

The ACORD name and logo are registered marks of ACORD

AGENCY CUSTOMER ID: 570000055089

LOC #:

ACORD®

ADDITIONAL REMARKS SCHEDULE

Page _ of _

AGENCY	NAMED INSURED
Aon Risk Insurance Services West, Inc.	Dendreon Corporation
POLICY NUMBER: See Certificate Number: 570054499609	
CARRIER: See Certificate Number: 570054499609 — NAIC CODE:	EFFECTIVE DATE:

ADDITIONAL REMARKS

THIS ADDITIONAL REMARKS FORM IS A SCHEDULE TO ACORD FORM,
FORM NUMBER: ACORD 24 FORM TITLE: Certificate of Property Insurance

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER	
INSURER	
INSURER	
INSURER	

ADDITIONAL POLICIES If a policy below does not include limit information, refer to the corresponding policy on the ACORD certificate form for policy limits.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY	LIMITS
	PROPERTY					
A		SF593	06/27/2014	06/27/2015	Deductible	$100,000
					Flood - Aggregate	Included

ACORD 101 (2008/01)
© 2008 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier :

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
199 Fremont Street
Suite 1500
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122
FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:

INSURED
Dendreon Corporation
1301 2nd Avenue
Seattle WA 98101 USA

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:	Chubb Indemnity Insurance Co.	12777
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

COVERAGES CERTIFICATE NUMBER: 570054499640 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			35780941	06/27/2014	06/27/2015	EACH OCCURRENCE	$1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
							MED EXP (Any one person)	$10,000
							PERSONAL & ADV INJURY	$1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	Excluded
	OTHER:							
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	
	ANY AUTO						BODILY INJURY (Per person)	
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	
	DED RETENTION							
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N			71706421	06/27/2014	06/27/2015	X PER STATUTE OTH-ER	
	ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? N	N/A					E.L. EACH ACCIDENT	$1,000,000
	(Mandatory in NH)						E.L. DISEASE-EA EMPLOYEE	$1,000,000
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE-POLICY LIMIT	$1,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Certificate No : 570054499640

CERTIFICATE HOLDER

Rexford Industrial Realty, LP
Rexford Industrial Realty, Inc.
11620 Wilshire Blvd., Suite 1000
Los Angeles CA 90025 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Insurance Services West, Inc.

©1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)

The ACORD name and logo are registered marks of ACORD

ACORD® CERTIFICATE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

If this certificate is being prepared for a party who has an insurable interest in the property, do not use this form. Use ACORD 27 or ACORD 28.

PRODUCER	CONTACT NAME:		
Aon Risk Insurance Services West, Inc. San Francisco CA Office 199 Fremont Street Suite 1500 San Francisco CA 94105 USA	PHONE (A/C. No. Ext): (866) 283-7122	FAX (A/C. No.): (800) 363-0105	
	E-MAIL ADDRESS:		
	PRODUCER CUSTOMER ID #: 570000055089		
	INSURER(S) AFFORDING COVERAGE		NAIC #
INSURED Dendreon Corporation 1301 2nd Avenue Seattle WA 98101 USA	INSURER A: National Union Fire Ins Co of Pittsburgh		19445
	INSURER B:		
	INSURER C:		
	INSURER D:		
	INSURER E:		
	INSURER F:		

COVERAGES **CERTIFICATE NUMBER:** 570054499604 **REVISION NUMBER:**

LOCATION OF PREMISES/ DESCRIPTION OF PROPERTY (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YYYY)	POLICY EXPIRATION DATE (MM/DD/YYYY)	COVERED PROPERTY	LIMITS
	PROPERTY				BUILDING	
	CAUSES OF LOSS / DEDUCTIBLES				PERSONAL PROPERTY	
	BASIC / BUILDING				BUSINESS INCOME w/o Extra Expense	
	BROAD / CONTENTS				EXTRA EXPENSE	
	SPECIAL				RENTAL VALUE	
	EARTHQUAKE				BLANKET BUILDING	
	WIND				BLANKET PERS PROP	
	FLOOD				BLANKET BLDG & PP	
	INLAND MARINE	TYPE OF POLICY				
	CAUSES OF LOSS NAMED PERILS	POLICY NUMBER				
A	X CRIME TYPE OF POLICY Crime - Primary	013314267	06/27/2014	06/27/2015	X Employee Dishonesty	$5,000,000
	BOILER & MACHINERY / EQUIPMENT BREAKDOWN					

SPECIAL CONDITIONS / OTHER COVERAGES (Attach ACORD 101, Additional Remarks Schedule, if more space is required)

Evidence of Insurance.

CERTIFICATE HOLDER	CANCELLATION
Dendreon Corporation 1301 2nd Avenue, Suite 3200 Seattle WA 98101 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Aon Risk Insurance Services West, Inc.

Holder Identifier :

CERTIFICATE NUMBER: 570054499604

© 1995-2009 ACORD CORPORATION. All rights reserved.

ACORD 24 (2009/09)

The ACORD name and logo are registered marks of ACORD

ACORD® CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier :

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
199 Fremont Street
Suite 1500
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:

INSURED
Dendreon Corporation
1301 2nd Avenue
Seattle WA 98101 USA

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

COVERAGES CERTIFICATE NUMBER: 570054499605 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. **Limits shown are as requested**

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; OCCUR						EACH OCCURRENCE	
							DAMAGE TO RENTED PREMISES (Ea occurrence)	
							MED EXP (Any one person)	
							PERSONAL & ADV INJURY	
	GEN'L AGGREGATE LIMIT APPLIES PER: POLICY; PRO-JECT; LOC; OTHER:						GENERAL AGGREGATE	
							PRODUCTS - COMP/OP AGG	
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	
	ANY AUTO						BODILY INJURY (Per person)	
	ALL OWNED AUTOS; SCHEDULED AUTOS						BODILY INJURY (Per accident)	
	HIRED AUTOS; NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	
	UMBRELLA LIAB; OCCUR						EACH OCCURRENCE	
	EXCESS LIAB; CLAIMS-MADE						AGGREGATE	
	DED; RETENTION							
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N						PER STATUTE; OTH-ER	
	ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH)	N/A					E.L. EACH ACCIDENT	
	If yes, describe under DESCRIPTION OF OPERATIONS below						E.L. DISEASE-EA EMPLOYEE	
							E.L. DISEASE-POLICY LIMIT	
A	Products Liab			74983684	06/27/2014	06/27/2015	Occurrence	$10,000,000
							Aggregate	$10,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Re: Protocol P11-1: An open-label study of Sipuleucel-t in European men with metastatic, castrate resistant prostate cancer. No Fault Human Clinical Trial endorsement is included in the policy providing coverage in connection with Human Clinical Trials conducted in accordance with the Association of the British Pharmaceutical Industry Clinical Trial Guidelines. Worldwide Coverage Territory includes UK. All Limits are in US Dollars.

Certificate No : 570054499605

CERTIFICATE HOLDER

Dendreon Corporation
1301 2nd Avenue, Suite 3200
Seattle WA 98101 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Insurance Services West Inc.

ACORD 25 (2014/01)
©1988-2014 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 07/03/2014

Holder Identifier : ALL LOBS

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
199 Fremont Street
Suite 1500
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:

INSURED
Dendreon Corporation
1301 2nd Avenue
Seattle WA 98101 USA

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:	Chubb Indemnity Insurance Co.	12777
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

COVERAGES

CERTIFICATE NUMBER: 570054499612 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE [ ] X OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY [ ] PRO-JECT [ ] LOC; OTHER:			35780941	06/27/2014	06/27/2015	EACH OCCURRENCE	$1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
							MED EXP (Any one person)	$10,000
							PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
							PRODUCTS - COMP/OP AGG	Excluded
A	AUTOMOBILE LIABILITY; X ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS			7351-43-29	06/27/2014	06/27/2015	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
							BODILY INJURY (Per person)	
							BODILY INJURY (Per accident)	
							PROPERTY DAMAGE (Per accident)	
A	X UMBRELLA LIAB X OCCUR; EXCESS LIAB CLAIMS-MADE; DED RETENTION			79825055	06/27/2014	06/27/2015	EACH OCCURRENCE	$20,000,000
							AGGREGATE	$20,000,000
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY; ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N: N; If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		71706421	06/27/2014	06/27/2015	X PER STATUTE [ ] OTH-ER	
							E.L. EACH ACCIDENT	$1,000,000
							E.L. DISEASE-EA EMPLOYEE	$1,000,000
							E.L. DISEASE-POLICY LIMIT	$1,000,000
A	Products Liab			74983684	06/27/2014	06/27/2015	Occurrence	$10,000,000
							Aggregate	$10,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Evidence of Insurance.

Certificate No : 570054499612

CERTIFICATE HOLDER

Dendreon Corporation
1301 2nd Avenue, Suite 3200
Seattle WA 98101 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Insurance Services West, Inc.

ACORD 25 (2014/01)
©1988-2014 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD

CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier : AL Only

PRODUCER Aon Risk Insurance Services West, Inc. San Francisco CA Office 199 Fremont Street Suite 1500 San Francisco CA 94105 USA	CONTACT NAME: PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105 E-MAIL ADDRESS:
INSURED Dendreon Corporation 1301 2nd Avenue Seattle WA 98101 USA	

INSURER(S) AFFORDING COVERAGE	NAIC #
INSURER A: Federal Insurance Company	20281
INSURER B:	
INSURER C:	
INSURER D:	
INSURER E:	
INSURER F:	

COVERAGES CERTIFICATE NUMBER: 570054499615 REVISION NUMBER:

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	
A	AUTOMOBILE LIABILITY X ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS			7351-43-29	06/27/2014	06/27/2015	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
							BODILY INJURY (Per person)	
							BODILY INJURY (Per accident)	
							PROPERTY DAMAGE (Per accident)	
	UMBRELLA LIAB / OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION						EACH OCCURRENCE AGGREGATE	
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE-EA EMPLOYEE E.L. DISEASE-POLICY LIMIT	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Evidence of Insurance.

Certificate No : 570054499615

CERTIFICATE HOLDER

Dendreon Corporation
1301 2nd Avenue, Suite 3200
Seattle WA 98101 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Aon Risk Insurance Services West, Inc.

ACORD 25 (2014/01)

©1988-2014 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE(MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier : GL Only

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
199 Fremont Street
Suite 1500
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122 FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

INSURED
Dendreon Corporation
1301 2nd Avenue
Seattle WA 98101 USA

COVERAGES **CERTIFICATE NUMBER:** 570054499607 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			35780941	06/27/2014	06/27/2015	EACH OCCURRENCE	$1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
							MED EXP (Any one person)	$10,000
							PERSONAL & ADV INJURY	$1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	Excluded
	OTHER:							
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	
	ANY AUTO						BODILY INJURY (Per person)	
	ALL OWNED AUTOS / SCHEDULED AUTOS						BODILY INJURY (Per accident)	
	HIRED AUTOS / NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	
	UMBRELLA LIAB / OCCUR						EACH OCCURRENCE	
	EXCESS LIAB / CLAIMS-MADE						AGGREGATE	
	DED RETENTION							
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	
							E.L. DISEASE-EA EMPLOYEE	
							E.L. DISEASE-POLICY LIMIT	

Certificate No : 570054499607

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
Evidence of Insurance.

CERTIFICATE HOLDER

Dendreon Corporation
1301 2nd Avenue, Suite 3200
Seattle WA 98101 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Insurance Services West, Inc.

ACORD 25 (2014/01)
©1988-2014 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE(MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier : GLProdEX

PRODUCER
Aon Risk Insurance Services West, Inc.
San Francisco CA Office
199 Fremont Street
Suite 1500
San Francisco CA 94105 USA

CONTACT NAME:
PHONE (A/C. No. Ext): (866) 283-7122
FAX (A/C. No.): (800) 363-0105
E-MAIL ADDRESS:

INSURED
Dendreon Corporation
1301 2nd Avenue
Seattle WA 98101 USA

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281
INSURER B:		
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

COVERAGES **CERTIFICATE NUMBER: 570054499610** **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. **Limits shown are as requested**

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE [ ] OCCUR [X]; GEN'L AGGREGATE LIMIT APPLIES PER: [X] POLICY [ ] PRO-JECT [ ] LOC; OTHER:			35780941	06/27/2014	06/27/2015	EACH OCCURRENCE	$1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$1,000,000
							MED EXP (Any one person)	$10,000
							PERSONAL & ADV INJURY	$1,000,000
							GENERAL AGGREGATE	$2,000,000
							PRODUCTS - COMP/OP AGG	Excluded
	AUTOMOBILE LIABILITY; ANY AUTO; ALL OWNED AUTOS; SCHEDULED AUTOS; HIRED AUTOS; NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident)	
							BODILY INJURY (Per person)	
							BODILY INJURY (Per accident)	
							PROPERTY DAMAGE (Per accident)	
A	X UMBRELLA LIAB X OCCUR; EXCESS LIAB CLAIMS-MADE; DED RETENTION			79825055	06/27/2014	06/27/2015	EACH OCCURRENCE	$3,000,000
							AGGREGATE	$3,000,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N; ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH); If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	
							E.L. DISEASE-EA EMPLOYEE	
							E.L. DISEASE-POLICY LIMIT	
A	Products Liab			74983684	06/27/2014	06/27/2015	Occurrence	$10,000,000
							Aggregate	$10,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)
RE: Re: Protocol P11-1 in Netherlands. Evidence of Insurance.

Certificate No : 570054499610

CERTIFICATE HOLDER

Dendreon Corporation
1301 2nd Avenue, Suite 3200
Seattle WA 98101 USA

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE
Aon Risk Insurance Services West Inc.

ACORD 25 (2014/01)
©1988-2014 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

CERTIFICATE OF LIABILITY INSURANCE

ACORD

DATE(MM/DD/YYYY) 07/03/2014

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

Holder Identifier : Products/Ex

PRODUCER	CONTACT NAME:	
Aon Risk Insurance Services West, Inc. San Francisco CA Office 199 Fremont Street Suite 1500 San Francisco CA 94105 USA	PHONE (A/C. No. Ext): (866) 283-7122	FAX (A/C. No.): (800) 363-0105
	E-MAIL ADDRESS:	

INSURED	INSURER(S) AFFORDING COVERAGE	NAIC #
Dendreon Corporation 1301 2nd Avenue Seattle WA 98101 USA	INSURER A: Federal Insurance Company	20281
	INSURER B:	
	INSURER C:	
	INSURER D:	
	INSURER E:	
	INSURER F:	

COVERAGES **CERTIFICATE NUMBER:** 570054499616 **REVISION NUMBER:**

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

Limits shown are as requested

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
	COMMERCIAL GENERAL LIABILITY CLAIMS-MADE / OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PRO-JECT / LOC OTHER:						EACH OCCURRENCE DAMAGE TO RENTED PREMISES (Ea occurrence) MED EXP (Any one person) PERSONAL & ADV INJURY GENERAL AGGREGATE PRODUCTS - COMP/OP AGG	
	AUTOMOBILE LIABILITY ANY AUTO ALL OWNED AUTOS / SCHEDULED AUTOS HIRED AUTOS / NON-OWNED AUTOS						COMBINED SINGLE LIMIT (Ea accident) BODILY INJURY (Per person) BODILY INJURY (Per accident) PROPERTY DAMAGE (Per accident)	
A	X UMBRELLA LIAB / X OCCUR EXCESS LIAB / CLAIMS-MADE DED / RETENTION			79825055	06/27/2014	06/27/2015	EACH OCCURRENCE AGGREGATE	$5,000,000 $5,000,000
	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR / PARTNER / EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A					PER STATUTE / OTH-ER E.L. EACH ACCIDENT E.L. DISEASE-EA EMPLOYEE E.L. DISEASE-POLICY LIMIT	
A	Products Liab			74983684	06/27/2014	06/27/2015	Occurrence Aggregate	$10,000,000 $10,000,000

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additional Remarks Schedule, may be attached if more space is required)

Evidence of Insurance.

Certificate No : 570054499616

CERTIFICATE HOLDER	CANCELLATION
Dendreon Corporation 1301 2nd Avenue, Suite 3200 Seattle WA 98101 USA	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. AUTHORIZED REPRESENTATIVE Aon Risk Insurance Services West, Inc.

ACORD 25 (2014/01)

©1988-2014 ACORD CORPORATION. All rights reserved.
The ACORD name and logo are registered marks of ACORD

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	:	Chapter 11
DENDREON CORPORATION, et al.,	:	Case No. 14-12515 (PJW)
Debtors.[1]	:	Jointly Administered
	:	**Related Docket No. 6**

INTERIM ORDER (I) AUTHORIZING (A) THE CONTINUED USE OF EXISTING CASH MANAGEMENT SYSTEM, BANK ACCOUNTS, BUSINESS FORMS, AND DEPOSIT AND INVESTMENT PRACTICES; (B) PAYMENT OF RELATED PREPETITION OBLIGATIONS AND (C) A WAIVER OF CERTAIN OPERATING GUIDELINES RELATING TO BANK ACCOUNTS; AND (II) AUTHORIZING CONTINUED ENGAGEMENT IN INTERCOMPANY TRANSACTIONS PURSUANT TO 11 U.S.C. §§ 105(a), 345 AND 363, FED. R. BANKR. P. 6003 AND 6004, AND DEL. BANKR. L.R. 2015-2 AND 4001-3

Upon the motion (the "Motion")[2] of the Debtors for an interim order (the "Order"), pursuant to sections 105(a), 345 and 363 of the Bankruptcy Code, Bankruptcy Rules 6003 and 6004, and Local Bankruptcy Rules 2015-2 and 4001-3, (i) authorizing, but not directing (a) the continued use of the Debtors' existing cash management system, bank accounts, business forms, and deposit and investment practices under the cash management system; (b) payment of related prepetition obligations; and (c) to the extent inconsistent with such practices, a waiver of investment and deposit requirements of Bankruptcy Code section 345(b) and the U.S. Trustee Guidelines; and (ii) authorizing the Debtors to continue engaging in intercompany transactions in

---

[1] The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: Dendreon Corporation (3193), Dendreon Holdings, LLC (8047), Dendreon Distribution, LLC (8598) and Dendreon Manufacturing, LLC (7123). The address of the Debtors' corporate headquarters is 1301 2nd Avenue, Seattle, Washington 98101.

[2] Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Motion or the First Day Declaration.

1

the ordinary course of business; and upon the First Day Declaration; and due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice need be provided; and it appearing that the relief requested by the Motion is in the best interests of the Debtors, their estates, their creditors and other parties in interest; and after due deliberation thereon and good and sufficient cause appearing therefor, it is hereby,

ORDERED, ADJUDGED AND DECREED that:

1. The Motion is GRANTED on an interim basis as set forth herein.

2. The final hearing on this Motion is set for December 9, 2014, at 3:30 p.m. (prevailing Eastern Time). Any objections or responses to entry of the proposed Final Order shall be filed and served, so as to be received by 4:00 p.m. (prevailing Eastern Time) no later than seven (7) days prior to the final hearing, upon: (i) the Debtors, care of Dendreon Corporation, 200 Crossing Boulevard, Bridgewater, NJ 08807, Attention: Robert L. Crotty, (ii) proposed counsel for the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Attention: Kenneth S. Ziman and 155 North Wacker Drive, Chicago, Illinois 60606, Attention: Felicia Gerber Perlman and One Rodney Square, 920 N. King Street, Wilmington, Delaware 19801, Attention: Sarah E. Pierce, (iii) counsel to the Unaffiliated Noteholders, Brown Rudnick LLP, One Financial Center, Boston, Massachusetts 02111, Attention: Steven D. Pohl, (iv) counsel to the Deerfield Noteholders, Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attention: John C. Longmire and (v) the U.S. Trustee.

3. Pursuant to sections 105 and 363 of the Bankruptcy Code, the Debtors, in their discretion, are authorized, but not directed to designate, maintain and continue to use any and all of their Bank Accounts in existence as of the Petition Date, with the same account numbers, including the accounts identified in Exhibit A annexed hereto, and need not comply with certain operating guidelines relating to bank accounts set forth in the U.S. Trustee Guidelines.

4. For banks at which the Debtors hold bank accounts that are party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, within fifteen (15) days of the date of entry of this Order the Debtors shall (a) contact each bank, (b) provide the bank with each of the Debtors’ employer identification numbers and (c) identify each of their bank accounts held at such banks as being held by a debtor in possession in a bankruptcy case.

5. For banks at which the Debtors hold accounts that are not party to a Uniform Depository agreement with the Office of the United States Trustee for the District of Delaware, the Debtors shall use their good-faith efforts to cause the banks to execute a Uniform Depository agreement in a form prescribed by the Office of the United States Trustee within forty-five (45) days of the date of this Order, provided however that the foregoing shall be without prejudice to the Debtors’ rights to seek additional time to comply. The U.S. Trustee’s rights to seek further relief from this Court on notice in the event that the aforementioned banks are unwilling to execute a Uniform Depository Agreement in a form prescribed by the U.S. Trustee are fully reserved.

6. The Debtors are authorized to open any new Bank Accounts or close any existing Bank Accounts as it may deem necessary and appropriate in their sole discretion; provided, however, that the Debtors give notice within fifteen (15) days to the Office of the United States Trustee for the District of Delaware and any statutory committees appointed in these Chapter 11 Cases; provided, further, however that the Debtors shall open any such new

Bank Account at banks that have executed a Uniform Depository Agreement with the Office of the United States Trustee for the District of Delaware, or at such banks that are willing to immediately execute such an agreement.

7. The relief granted in the Order is extended to any new bank account opened by the Debtors, in accordance with the provisions of this Order, after the date hereof, which account shall be deemed a Bank Account, and to the bank at which such account is opened.

8. The Debtors shall not make any intercompany transfers to non-debtor affiliates or subsidiaries absent further order of the Court. The Debtors shall maintain accurate and detailed records of all transfers, including intercompany transfers, so that all transactions may be readily ascertained, traced, recorded properly and distinguished between prepetition and postpetition transactions.

9. The Debtors are authorized, but not directed, to continue to use their existing Business Forms without alteration or change and without the designation “Debtor in Possession” imprinted upon them; provided, however, that, within ten (10) business days following the Petition Date, subsequently issued checks bear the designation “Debtor in Possession” and the case number; provided further that the foregoing shall be without prejudice to the Debtors’ rights to seek further relief from this requirement or additional time to comply.

10. The Debtors are authorized to continue to use their existing Cash Management System. The Debtors may, in the ordinary course of business, transfer funds into, out of, and through the Cash Management System in accordance with the Debtors’ prepetition practices. In connection with the ongoing utilization of their Cash Management System, the Debtors shall continue to maintain records with respect to all transfers of cash so that all transactions may be readily ascertained, traced, and recorded properly. Except as otherwise set forth herein, the Debtors are further authorized to implement any changes to the Cash Management System that they deem appropriate in their discretion.

11. The Bank Accounts are deemed debtor in possession accounts. The Debtors are authorized, but not directed, to maintain and use the Bank Accounts in the same manner and with the same account numbers, styles and document forms as those employed prior to the Petition Date, including, without limitation: (a) to deposit funds in, and withdraw funds from, the Bank Accounts by all usual means, including checks, wire transfers and other debits; (b) to pay postpetition ordinary course bank fees in connection with the Bank Accounts; (c) to perform their obligations under the documents and agreements governing the Bank Accounts; and (d) to treat the Bank Accounts for all purposes as accounts of the Debtors in their capacities as debtors in possession.

12. After the Petition Date, and subject to the terms of the Order, the Debtors’ Banks are authorized and directed to continue to administer the Bank Accounts as such accounts were maintained prepetition, without interruption and in the usual and ordinary course, and to debit the Debtors’ Bank Accounts in the ordinary course of business without the need for further order of this Court for: (a) all checks drawn on the Bank Accounts which were cashed at the Debtors’ Banks’ counters or exchanged for cashier’s checks by the payees thereof prior to the Petition Date; and (b) all undisputed prepetition amounts outstanding as of the date hereof, if any, owed to the Debtors’ Banks as service charges for the maintenance of the Debtors’ Cash Management System.

13. Notwithstanding anything in this Order to the contrary, no checks, drafts, wires or electronic fund transfers (excluding any electronic fund transfers that the Debtors’ Banks are obligated to settle), or other items presented, issued, or drawn on the Bank Accounts prior to the Petition Date shall be honored, unless (a) authorized by order of this Court; (b) not otherwise prohibited by a “stop payment” request timely received by the Debtors’ Banks from the Debtors; and (c) supported by sufficient funds in the Bank Account in question.

14. Subject to the provisions of the Order, the Debtors’ Banks are authorized and directed to honor all disbursements of the Debtors from the Bank Accounts dated subsequent to the Petition Date to the extent of sufficient available funds.

15. The Debtors’ Banks are further authorized and directed to (a) honor the Debtors’ directions with respect to the opening or closing of any Bank Account and (b) accept and hold, or invest, the Debtors’ funds in accordance with the Debtors’ instructions; provided that the Debtors’ Banks shall not have any liability to any party for relying on such representations.

16. The requirements of section 345 of the Bankruptcy Code shall be waived with respect to the Bank Accounts and any other accounts of the Debtors with the banks for an interim period of thirty (30) days, without prejudice to the Debtors’ rights to seek a further waiver.

17. The Debtors shall serve a copy of the Order on the Debtors’ Banks within five (5) business days of the entry of the Order, and upon any bank at which the Debtors open a new bank account, immediately upon the opening of such new account.

18. To the extent applicable, the Court finds and determines that the requirements of Bankruptcy Rule 6003 are satisfied and that the relief requested is necessary to avoid immediate and irreparable harm.

19. Notwithstanding Bankruptcy Rule 6004(h), the Order shall be effective and enforceable immediately upon entry hereof.

20. To the extent any other order is entered by this Court directing the Debtors’ Banks to honor checks, drafts, automated clearing house transfers, or other electronic funds transfers or any other withdrawals made, drawn, or issued in payment of prepetition claims, the obligation to honor such items shall be subject to the Order.

21. The requirements set forth in Local Bankruptcy Rule 9013-1(b) are satisfied by the contents of the Motion.

22. The Debtors are authorized and empowered to take all actions necessary to implement the relief granted in this Order.

23. This Court shall retain jurisdiction with respect to all matters arising from or related to the implementation or interpretation of this Order.

Dated: Wilmington, Delaware

November 12, 2014

/s/ Peter J. Walsh

Honorable Peter J. Walsh

UNITED STATES BANKRUPTCY JUDGE

EXHIBIT A Debtors’ Bank Accounts Bank Account Number Account Holder Description U.S. Bank, N.A. P.O. Box 1800 St. Paul, MN 55101-0800 XXXX-XXXX-4656 Dendreon Corporation Operating Account XXXX-XXXX-0216 Dendreon Distribution, LLC Receipts Account XXXX-XXXX-7365 Dendreon Corporation Deposit Account XXXX-XXXX-9867 Dendreon Manufacturing, LLC Intercompany Account Morgan Stanley Smith Barney, LLC 555 California St., 35th Floor San Francisco, CA 94104 XXX-XXXXX-0516 Dendreon Corporation Investment Account Wells Fargo Securities, LLC 999 3rd Avenue, 11th Floor Seattle, WA 98104 XX-XX-6872 Dendreon Corporation Letters of Credit Account

EXHIBIT D

Initial Funding Payee Date Number Amount1 Balance2 SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP 9/26/2014 1003207 750,000.00 750,000.00 SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP 10/10/2014 1003252 500,000.00 500,000.00 PRIME CLERK LLC 10/10/2014 1003251 40,000.00 40,000.00 ALIXPARTNERS, LLP 9/18/2014 1003184 250,000.00 250,000.00 1. These numbers do not reflect replinishment of retainers up to the listed amount 2. Retainer amounts subject to change based upon reconciliation of prepetition billings Check / Wire Retainers as of 11/21/14